Provisions	12 Months Ended
Dec. 31, 2021
Provisions [abstract]
Provisions
6.3 Provisions

(CHF in thousands)	Social charges	Long-service leave	Asset retirement obligation	Total

Balance at January 1, 2020	4,357	590	—	4,947
thereof current	—	246	—	246
thereof non-current	4,357	344	—	4,701
Additions	15,702	349	—	16,051
Exchange differences	16	9	—	24
Balance at December 31, 2020	20,074	947	—	21,022
thereof current	—	376	—	376
thereof non-current	20,074	571	—	20,645
Additions	15,571	1,140	3,650	20,362
Release	—	(422)	—	(422)
Utilization	(21,570)	—	—	(21,570)
Exchange differences	(28)	(8)	(10)	(46)
Balance at December 31, 2021	14,048	1,657	3,640	19,345
thereof current	14,048	721	135	14,903
thereof non-current	—	936	3,506	4,442

Provisions for social charges consider any costs related to local legal requirements related to share-based compensation. In 2019, On introduced a jubilee bonus to reward long-serving employees. The provision for asset retirement obligations mainly relates to the dismantling costs for the new headquarter in Zurich and the flagship store in New York.

Accounting policies	Provisions are recognized when On has a present obligation (legal or constructive) as a result of a past event, where it is probable that an outflow of resource will be required to settle the obligation, and where a reliable estimate can be made of the amount of the obligation. If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows.

Significant judgments and accounting estimates	Provisions are based upon best estimates, taking into consideration past experience and currently available information. Given that judgment has to be applied, the actual costs and results may differ from these estimates.